UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 22, 2008

Coastal Banking Company, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	000-28333	58-2455445
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina 29902

(Address of principal executive offices) (Zip Code)

(843) 522-1228

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2008, Coastal Banking Company, Inc. (the “Company”) and its wholly-owned subsidiaries, Lowcountry National Bank and First National Bank of Nassau County, made the following appointments:

Paul R. Garrigues, who currently serves as the Chief Financial Officer of the Company and its banking subsidiaries, was appointed Executive Vice President of the Company and the Banks.

Mark B. Heles, a former founding director of the Company, was appointed to serve as a Class III director until the Company’s 2009 annual meeting at which time he will be up for election. He will also serve on the Company’s Compensation Committee. Mr. Heles was appointed as a director to fill a vacancy on the board. Mr. Heles served as a director of the Company from 1999 to 2005, serving as Chair of the Personnel, Compensation, Options and Business Development Committees. He also serves on the Lowcountry National Bank board of directors. Mr. Heles is currently President of H & H Quality Properties LLC, a commercial and residential real estate holding company, and is the past owner and President of TempO Personnel Services Inc., a temporary and permanent staffing agency that he sold in 2002 after 18 years in business.

A copy of the press release distributed on May 22, 2008 is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01.

Other Events.

Coastal Banking Company, Inc. (the “Company”) announced on May 16, 2008 that it has named William Gary Horn as market president for its Lowcountry National Bank operations. Mr. Horn, a 30-year banking veteran, currently serves as Executive Vice President and Senior Credit Officer for Lowcountry National Bank.

A copy of the press release distributed on May 16, 2008 is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 22, 2008
99.2	Press Release dated May 16, 2008

The information furnished in the attached press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC.

By:	/s/ Michael Sanchez
Michael Sanchez Chief Executive Officer

Dated: May 22, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 22, 2008
99.2	Press Release dated May 16, 2008